UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): January 9, 2006
                              (December 21, 2005)

                         Centennial Communications Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-19603                                  06-1242753
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    (Commission File Number)             (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01         Entry into a Material Definitive Agreement.
                  -------------------------------------------

On December 21, 2005, Centennial Communications Corp. ("Centennial") announced the completion of its $550 million senior notes offering. The net proceeds from the offering, together with a portion of available cash, were used to pay a special cash dividend of $5.52 per share to Centennial's common stockholders. As a result of the special cash dividend, Centennial's common stock began trading ex-dividend on January 6, 2006.

To compensate holders of Centennial's outstanding stock options for the loss in economic value of the options resulting from payment of the special cash dividend, the Compensation Committee of Centennial's Board of Directors approved on December 21, 2005 (i) an adjustment, pursuant to Centennial's 1999 Stock Option and Restricted Stock Purchase Plan (the "Plan"), to the exercise price and number of options (the "Adjustment") held by holders of outstanding stock options under the Plan and (ii) the making of cash payments (the "Cash Payments") to holders of vested stock options with an exercise price less than $13.22. The aggregate amount of the Cash Payments is approximately $12.96 million. This amount represents the actual dividend that such holders would have received had they exercised all vested options on a cashless basis immediately before Centennial's common stock began trading ex-dividend on January 6, 2006 assuming a stock price of $13.22. The effect of the Adjustment and the Cash Payments, taken together, is to provide each holder of outstanding stock options with the same economic value immediately after the time Centennial's common stock began trading ex-dividend as such holder had immediately prior to such time.

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


The following table sets forth (i) the amount of Cash Payments to be paid to members of Centennial's board of directors and the executive officers listed as "Named Executive Officers" in the Company's proxy statement for its fiscal year ended May 31, 2005 and (ii) the number of shares underlying unexercised vested and unvested stock options held by each such director and Named Executive Officer as of January 8, 2006, giving effect to the Adjustment.

------------------------------------------------------------------------------------------------------------------------
Name                             Position                            Cash Payment       Number of         Number of
                                                                                        Shares            Shares
                                                                                        Underlying        Underlying
                                                                                        Unexercised       Unexercised
                                                                                        Vested Stock      Unvested Stock
                                                                                        Options           Options
------------------------------------------------------------------------------------------------------------------------

Michael J. Small                 Chief Executive Officer             $5,662,730         1,640,377         730,228
------------------------------------------------------------------------------------------------------------------------

Phillip H. Mayberry              President, U.S. Wireless
                                 Operations                          $2,084,551         612,723           348,725
------------------------------------------------------------------------------------------------------------------------

Thomas J. Fitzpatrick            Executive Vice President, Chief
                                 Financial Officer                   $1,362,656         345,188           501,461
------------------------------------------------------------------------------------------------------------------------

Thomas R. Cogar                  Executive Vice President, Chief
                                 Technology Officer, Caribbean
                                 Operations                          $567,213           169,450           195,995
------------------------------------------------------------------------------------------------------------------------

Tony L. Wolk                     Senior Vice President, General
                                 Counsel and Secretary               $434,237           131,233           221,559
------------------------------------------------------------------------------------------------------------------------

J. Stephen Vanderwoude           Director                            $71,105            54,811            --
------------------------------------------------------------------------------------------------------------------------

James P. Pellow                  Director                            $43,766            31,032            --
------------------------------------------------------------------------------------------------------------------------

Raymond A. Ranelli               Director                            $29,223            26,319            --
------------------------------------------------------------------------------------------------------------------------

Scott N. Schneider               Director                            $18,289            26,904            --
------------------------------------------------------------------------------------------------------------------------

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:      /s/ Tony L. Wolk
                                          --------------------------------------
Date:  January 9, 2006                    Tony L. Wolk
                                          Senior Vice President, General Counsel

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